SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 23, 2012

Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-31824	37-1470730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7600 Wisconsin Avenue

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Non-Employee Trustee Compensation

On May 23, 2012, each of the non-employee trustees was granted 4,649 restricted common shares of the Company (the “Trustee Share Awards”), valued on the date of grant at approximately $55,000. The Trustee Share Awards will vest on the earlier of May 23, 2013 or the date of the Company’s 2013 Annual Meeting of Shareholders, assuming continued service by the trustee until that date. A form of Restricted Stock Agreement is filed as Exhibit 10.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Results of 2012 Annual Meeting of Shareholders

The Annual Meeting was held at the Company’s corporate headquarters in Bethesda, Maryland. A total of 46,762,795 (92.12%) of the Company’s issued and outstanding common shares held of record on March 16, 2012 were present either in person or by proxy. The information below is a summary of the voting results on three proposals considered and voted upon at the meeting.

Election of Trustees

The following persons, which represents the entire previous board of trustees of the Company, were duly elected as trustees of the Company until the 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified: Robert H. Arnold, Richard B. Chess, Douglas J. Donatelli, J. Roderick Heller, III, R. Michael McCullough, Alan G. Merten and Terry L. Stevens. The table below sets forth the voting results for each nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert H. Arnold	36,529,855	5,718,126	4,514,814
Richard B. Chess	36,495,681	5,752,300	4,514,814
Douglas J. Donatelli	32,725,765	9,522,216	4,514,814
J. Roderick Heller, III	36,482,480	5,765,501	4,514,814
R. Michael McCullough	32,101,639	10,146,342	4,514,814
Alan G. Merten	33,170,707	9,077,274	4,514,814
Terry L. Stevens	33,196,560	9,051,421	4,514,814

Ratification of Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. Set forth below are the results of the shareholder vote on these proposals:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,814,152	1,922,682	25,461	0

Approval (on an advisory, non-binding basis) of the Company’s Named Executive Officer Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,629,942	9,556,908	61,131	4,514,814

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement for Trustees

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

May 30, 2012	/s/ Douglas J. Donatelli
Douglas J. Donatelli
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement for Trustees